Exhibit 99
National Fuel Gas Company David F. Smith President & Chief Operating Officer Ronald J. Tanski Treasurer & Principal Financial Officer Matthew D. Cabell, President Seneca Resources Corporation

Safe Harbor NOTE: This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning plans, objectives, goals, projections, strategies and future events or performance, other statements that are not statements of historical fact, and statements identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "may," "should," "will" or words of similar meaning. While National Fuel's expectations, beliefs and projections are made in good faith and are believed to have a reasonable basis, actual results may differ materially. Refer to National Fuel's most recent Form 10-Q for a listing of important risk factors you should consider. In addition, this presentation contains certain non- GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided at the end of this presentation.

Grow shareholder value through timely investment in the energy industry. National Fuel Gas Company Corporate Objective

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E $3.0 B At Fiscal Year End Net Plant by Segment (in Millions)

National Fuel Gas Company Net Plant by Segment $2.9 Billion At December 31, 2006 P&S Utility All Other E&P Net plant 0.67 1.088 0.1166 1.021

$190.8 Million 12 Months Ended December 31, 2006 P&S Utility Timber Energy Mkt. Corp. & Other E&P NI 51.6 45.2 4.4 5.3 2.5 81.7 National Fuel Gas Company Net Income from Continuing Operations* * Excludes oil and gas impairment of $68.6 million, income tax adjustments of $11.2 million, and discontinuance of hedge accounting of $1.9 million.

70 0.19 71 0.2 72 0.205 73 0.215 74 0.225 75 0.235 76 0.245 77 0.255 78 0.27 79 0.2875 80 0.3075 81 0.33 82 0.36 83 0.39 84 0.47 85 0.52 86 0.57 87 0.6 88 0.63 89 0.67 90 0.71 91 0.73 92 0.75 93 0.77 94 0.79 95 0.81 96 0.84 97 0.87 98 0.9 99 0.93 '00 0.96 '01 1.01 '02 1.04 '03 1.08 '04 1.12 '05 1.16 '06 1.2 National Fuel Gas Company Dividend Growth $0.19 $1.20 Annual Rate At Fiscal Year End

7

FERC Approved the Empire Connector Project by Order issued 12/21/06 Initial Capacity 250,000 Dth/day - KeySpan 150,750 Dth/day Target In-Service Date Fall 2008 78 Miles of 24" Pipe - 1,440 psig 20,620 HP of Compression Receipts from TransCanada Pipeline @ Chippawa, Ontario; Deliveries to Millennium @ Corning, New York Capital Cost Approximately $177 Million Pipeline & Storage Empire Connector

Leidy Hub Our Prime Location 9

Utility Rate Case Activity 11/30/06: The Pennsylvania PUC Approved the Settlement Agreement Reached in the Delivery Service Charge Rate Case Effective Date: 1/1/07 Revenue Increase: $14.3 MM Revenue Decoupling: Initially Proposed by The Utility in This Case. Will Instead be Pursued Via Active Participation in The Statewide Generic Proceeding Announced by The Pennsylvania PUC on September 28, 2006 Pennsylvania 01/29/07: Utility Submitted a Request to Re-Design and Raise its Delivery Service Charges in 2008 Proposed Revenue Increase: $52 MM, or 6.4% Revenue Decoupling: The Utility's Proposed Conservation Incentive Program Would Allocate $12 MM to the Promotion of Energy Conservation and Provide Customer Conservation Incentives The delivery rate would be adjusted, based upon throughput, to enable the Utility to recover its operating margin New York Case Concluded Case Initiated

$2.5 Billion At December 31, 2005 Long-Term Debt Short-Term Debt Shareholder Equity Capitalization 1126.3 74.8 1321.3 National Fuel Gas Company Capitalization Long-Term Debt Short-Term Debt Shareholder Equity Capitalization 1095.6 71.6 1454.8 Short-Term Debt 2.7% Shareholder Equity 55.5% Long-Term* Debt 41.8% $2.6 Billion At December 31, 2006 Includes Current Portion of Long-Term Debt

National Fuel Gas Company Share Buyback Date Authorized: December 8, 2005 Authorized Amount: Up to 8 Million Shares As of 12/31/06: 3,710,478 Shares Repurchased

Canada - 7% 43.3 BCFE NY PA Gulf Coast - 8% 49.3 BCFE West - 72% 405.1 BCFE Total: 580.7 BCFE Oil: 60% Gas: 40% Reserves by Region (at 09/30/06) East - 13% 83.0 BCFE Exploration & Production

Canada - 20% 27 MMCFED NY PA Gulf Coast - 30% 40 MMCFED West - 38% 51 MMCFED Total: 135 MMCFED Production by Region (Daily Rates During February 2007) East - 12% 17 MMCFED Exploration & Production

2003 2004 2005 2006 2007E East 5.2 5.25 4.9 5.4 5.9 West 21.7 19.957 19.3 19.4 19.6 Canada 6.3 8.2 9.8 10 10.3 Gulf 27.3 26.8 18.4 13.2 14.9 TriLink (Canada) 13.7 0 BCFE Fiscal Year 60.2 74.2 Approx. 47 - 52 52.4 48.0 Exploration & Production Total Production by Division

Finding & Development Cost East Gulf West Canada 5-Year F&D Cost ($/MCFE) $2.29 $4.15 N/A* N/M** Reserve/Production Ratio 15 3 21 6 * Drilling in West is primarily for Proven Reserves (PUDs). Development Cost is $1.00/MCFE ** Canadian F&D is not meaningful due to downward reserve revisions Exploration & Production

Canada: Unsuccessful Basin Entry Gulf of Mexico: Has Value, But Results Inconsistent California: Profitable, Long-Lived Oil Operation Appalachia: Outstanding Acreage Position, But Underdeveloped Strategic Overview Observations Exploration & Production

Explore the Sale of Canadian Assets Focus Gulf of Mexico Program on Areas of Value and Recent Success Maintain Our California Properties Dedicate Significant Additional Resources to the Development of Our Appalachian Properties Strategic Overview Actions Exploration & Production

2003 2004 2005 2006 '07 Orig '07 Revised East 9.4 9.5 12.5 27 35.1 48.5 West 11.4 17.4 29.6 36 42.5 53.5 Canada 30.8 31.4 38.5 42 34.4 30 Gulf 24.2 19.4 41.8 103 99.8 64.3 $75.8 $77.7 $122.4 $211.8 Fiscal Year $US Millions $196.3 $208.0 Shifting Capital Allocation Exploration & Production Strategic Overview Reallocating Capital Expenditures

Tentative Timeline Data Room Open Mid May Bids Due Late June Closing Aug/Sept Impact Expect modest Gain on Sale (no impairment) 9-10 BCFE Annual Production Loss Improved Overall Finding Cost Higher R/P Exploration & Production Proposed Canadian Divestiture

71 GOM Blocks 33 Producing Exploration & Production Gulf of Mexico Lease Position 71 GOM Blocks 33 Producing

North Lease - Drilled March '07 Discovery Well - Tested November '06 14,000 14,100 13,900 14,300 14,500 HI 24-L Well Net Pay Test SRC W.I. HI24L-1S 200' 47 mmcfd 35% HI24L-1N 100' 50 mmcfd 35% Exploration & Production Gulf of Mexico - High Island 24L Building on Success

859 BOEPD 227 BOEPD 670 BOEPD 4,555 BOEPD 2,146 BOEPD Exploration & Production Seneca's California Properties

939,000 Total Net Acres PA: 788,000 NY: 151,000 Exploration & Production Seneca's Appalachian Position

Appalachia Stratigraphic Column national fuel 51 Exploration & Production Devonian Shales (EOG JointVenture) Depth: 4,500' - 8,000' (PA) Bass Island, Lockport, Medina, Whirlpool Depth: 2,000' - 6,000' (NY Target zones) Upper Devonian Sandstones (Primary Drilling Target) Depth: 800' - 4,500' (PA) Onondaga Lime (Recent Seneca Discovery) Depth: 2,500' - 6,000' (Southern NY / PA) Trenton, Black River Depth: 1,800' - 2,500' (Central NY) 8,000' - 15,000' (Southern NY / PA) Theresa Depth: 5,000' - 7,000' (Southern NY) AGA FINANCIAL FORUM Apr 30, 2007

175-200 Upr Dev Wells Onondaga Pinnacle Reef First 5 EOG JV Shale Wells Areas of Significant 2007 Upr Dev Drilling Activity Onondaga Discovery Exploration & Production Fiscal 2007 Drilling Activity

Netherland Sewell Study Will Provide: 3P Reserve Estimates Economic Sensitivities Exploration & Production Northern Appalachian Basin

East Division Capital Expenditures & Net Well Completions Fiscal Year 2002 2003 2004 2005 2006 2007E Productive 30 61 41 48 144.46 175 Dry 1.1 0.1 3 5 1.75 0 Capital Expenditures 8.4 9.4 9.5 12.5 27 48.5 Net Wells Completed Capital Expenditures ($ US Millions) 175+ Exploration & Production

Exploration & Production 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 9.159 6.155 4.771 3.951 3.401 3.003 2.699 2.46 2.264 2.102 1.965 1.847 1.744 1.654 1.574 1.503 1.439 1.381 1.328 Fiscal Year East Division - Typical Well Upper Devonian Sands Annual Production (MMCF) Total Cost/Well: $190K Reserves/Well: 75-120 MMCF

Fiscal Year 2005 2006 '07 Fcst '08 Fcst '09 Fcst '10 Fcst BCFE 4.9 5.5 6.1 7.2 8.9 11.1 Wells 48 144 200 250 310 350 Annual Production (BCFE) Wells Drilled per Year Goal: Double Production in 4 Years Exploration & Production Drilling and Production Goals Upper Devonian Sands

SRC minerals shown in yellow (860,000 Acres contributed to AMI) EOG minerals shown in cyan (145,000 Acres contributed to AMI) Marcellus Shale Fairway Exploration & Production Seneca/EOG Devonian Shale JV

Boxes indicated are for illustration, not actual locations Marcellus Shale Fairway 10,000 Acre Prospect Box 1st Phase EOG to Drill 10 "R&D" Wells 10 Prospects selected by end '08 Vertical wells earn 160 acres Horizontal 320 EOG earns option to continue development on each Prospect @ 50% W.I. 2nd Phase EOG to Drill 10+ additional "R&D" Wells 10 additional Prospects selected by end 2011 2nd Phase Prospect Exploration Phase I & II Exploration & Production

Wells Drilled 50/50 EOG and Seneca Minimum Drilling Pace for Development of Phase I Prospects: 2009: 10 Wells 2010: 20 Wells '11-'16: 30 Wells/year Total Phase I: 220 Wells (includes 10 R&D Wells) Same Pace Required for Phase II Prospects Exploration & Production Development Drilling 2007 - 2016

Seneca Has 50% Working Interest in Any Shale Wells Drilled on EOG Leases Any Leases Acquired Within the AMI by Either Company are Shared 50/50 for Shale Interval Long Term Strategic Partnership with an Experienced Shale Player Exploration & Production Area Wide AMI

Exploring The Sale of Our Canadian Assets Focusing our Gulf of Mexico Program Maintaining our California Core Rapidly Accelerating our Appalachian Development Exploration & Production Summary Focusing and Building on Strengths

APPENDIX

National Fuel Gas Company New York Stock Exchange NFG Shares Outstanding (Approx.) (As of 12/31/06) 82.6 Million Average Daily Trading Volume (12 Months Ended 3/30/07) 536,630 Market Capitalization (Approx.) (As of 03/30/07) $3.6 Billion $1.20 Annual Dividend Rate September Fiscal Year End

National Fuel Gas Company Energy Mktg. Timber E&P P&S Utility National Fuel Gas Distribution Corporation National Fuel Gas Supply Corporation and Empire State Pipeline Seneca Resources Corporation Highland Forest Resources, Inc. and NE Div. Of Seneca Resources Corporation National Fuel Resources, Inc. National Fuel Gas Company Major Business Segments

1/1/1970 2/1/1970 3/1/1970 4/1/1970 5/1/1970 6/1/1970 7/1/1970 8/1/1970 9/1/1970 10/1/1970 11/1/1970 12/1/1970 1/1/1971 2/1/1971 3/1/1971 4/1/1971 5/1/1971 6/1/1971 7/1/1971 8/1/1971 9/1/1971 10/1/1971 11/1/1971 12/1/1971 1/1/1972 2/1/1972 3/1/1972 4/1/1972 5/1/1972 6/1/1972 7/1/1972 8/1/1972 9/1/1972 10/1/1972 11/1/1972 12/1/1972 1/1/1973 2/1/1973 3/1/1973 4/1/1973 5/1/1973 6/1 /1973 7/1/1973 8/1/1973 9/1/1973 10/1/1973 11/1/1973 12/1/1973 1/1/1974 2/1/1974 3/1/1974 4/1/1974 5/1/1974 6/1/1974 7/1/1974 8/1/1974 9/1/1974 10/1/1974 11/1/1974 12/1/1974 1/1/1975 2/1/1975 3/1/1975 4/1/1975 5/1/1975 6/1/1975 7/1/1975 8/1/1975 9/1/1975 10/1/1975 11/1/1975 12/1/1975 1/1/1976 2/1/1976 3/1/1976 4/1/1976 5/1/1976 6/1/1976 7/1/1976 8/1/1976 9/1/1976 10/1/1976 11/1/1976 12/1/1976 1/1/1977 2/1/1977 3/1/1977 4/1/1977 5/1/1977 6/1/1977 7/1/1977 8/1/1977 9/1/1977 10/1/1977 11/1/1977 12/1/1977 1/1/1978 2/1/1978 3/1/1978 2.727279545 2.798297727 2.840918182 2.698881818 2.514225 2.372140909 2.428984091 2.642038636 2.5284 2.500002273 2.599418182 2.5284 2.784075 2.911936364 2.684659091 2.982954545 2.840918182 2.784075 2.7699 2.840918182 2.713056818 2.755677273 2.741454545 2.840918182 3.03975 3.03975 2.982954545 2.897713636 2.883538636 2.840918182 2.798297727 2.869315909 2.982954545 3.025575 3.153388636 3.139213636 3.181834091 3.210231818 3.139213636 2.897713636 2.713056818 2.727279545 2.613640909 2.627863636 2.883538636 2.7699 2.500002273 2.400586364 2.670436364 2.698881818 2.514225 2.386363636 2.159086364 1.974429545 2.173309091 1.974429545 2.045447727 2.144863636 2.088068182 2.088068182 2.343743182 2.301122727 2.457381818 2.357965909 2.500002273 2.556797727 2.428984091 2.400586364 2.357965909 2.400586364 2.4147613 64 2.428984091 2.713056818 2.500002273 2.500002273 2.5284 2.514225 2.5284 2.741454545 2.826695455 2.840918182 2.869315909 2.869315909 3.181834091 3.238629545 3.011352273 2.954556818 3.053972727 3.025575 3.238629545 3.110815909 2.897713636 2.997177273 3.025575 2.997177273 3.03975 2.840918182 2.840918182 2.883538636 National Fuel Gas Company Stock Price (Jan 1970 - Apr 25, 2007) 04/25/2007 $47.36

2001 2002 2003 2004 2005 2006 2007E 1Q 2007 Utility 42.4 51.5 49.9 55.5 50.1 54.4 58 12.9 P & S 26 30.3 199.4 23.2 21.1 26 65 4.9 E & P 296.4 114.6 75.8 77.7 121.2 208.3 196 46.6 Energy Mkt. 0.116 0.1 0.2 0.0102 0 $- 0 0 Timber 3.7 25.6 3.5 2.8 18.9 2.3 2 0.8 Corp & Others 0.937 6.6 50.1 5.7 1.1 3.2 2 1.8 International 15.6 4.2 2.5 7.5 5.9 0 0 $ Millions $232.9 $381.4 $172.3 $218.3 Fiscal Year National Fuel Gas Company Expenditures for Long-Lived Assets $294.2 Approx. $322-$326 $67.0

2002 2003 2004 2005 2006 4.29 4 5.27 3.73 5.48 Fiscal Year National Fuel Gas Company Net Cash Provided by Operating Activities per Diluted Share

EPS Guidance & Sensitivity Natural Gas ($/MMBtu) Oil ($/Bbl) At 09/21/06 $65.35 $7.471 Average $66.67 $7.476 Sept-07 $66.49 $7.391 Aug-07 $66.25 $7.311 Jul-07 $65.96 $7.221 Jun-07 $65.61 $7.126 May-07 $65.18 $7.166 Apr-07 $64.65 $7.746 Mar-07 $64.03 $7.921 Feb-07 $63.32 $7.881 Jan-07 * Please refer to Safe Harbor for Forward-Looking Statements on pp. 33-35 of National Fuel Gas's 2/6/07 Form 10-Q. The sensitivity table is current as of February 1, 2007 and only considers revenue from the Exploration and Production segment's crude oil and natural gas sales. The sensitivities will become obsolete with the passage of time, changes in Seneca's production forecast, changes in basis differentials, as additional hedging contracts are entered into, and with the settling of NYMEX hedge contracts at their maturity. -$0.07 +$0.07 -$0.11 +$0.11 Decrease Decrease Increase $5 change per Bbl Oil $1 change per MMBtu Gas Diluted Earnings Per Share Guidance* Range $2.15 - $2.35 Consolidated Earnings Earnings per Share Sensitivity to Changes From 9/21/06 NYMEX Prices* Increase Fiscal 2007 NFG & Subsidiaries NYMEX Settlement Prices

Standard & Poor's Moody's Fitch, Inc. Long-Term Debt BBB+ Baa1 A- Outlook Stable Stable Stable Commercial Paper A-2 P-2 F2 NFG Debt Ratings at March 30, 2007

Commercial Paper Program And Bilateral Credit Facilities - Aggregate Of $635 MM $71.6 MM borrowed at December 31, 2006 $300.0 MM Committed Credit Facility Through September 2010 $0 borrowed at December 31, 2006 Universal Shelf Registration on File - Additional $550 MM Can Be Issued As Debt Or Equity Securities Any offer and sale of such securities will be made only by means of a prospectus meeting requirements of securities laws National Fuel Gas Company Capital Resources

45

2,966 Miles of System Pipeline 15 Compressor Stations Totaling 39,886 Horsepower Transportation Volume for Fiscal 2006: 375.0 Bcf $123.4 MM in Revenues for Fiscal 2006 Pipeline & Storage Pipeline Operating Statistics

32 Underground Natural Gas Storage Fields (4 Co-owned with Nonaffiliated Companies) 15 Compressor Stations Totaling 35,475 Horsepower 73.4 Bcf of Working Storage Capacity $66.8 MM in Revenues for Fiscal 2006 Pipeline & Storage Storage Operating Statistics

Pipeline & Storage FERC Proceeding 2/9/07: The FERC approved the uncontested Stipulation & Agreement filed as an offer of settlement in the FERC Proceeding brought by NYPSC, PaPUC and Pennsylvania OCA (FERC Docket No. RP06-298- 000). The economically effective date of the settlement is December 1, 2006. Supply Corp.'s gas retention allowance will decrease from 2% to 1.4%, reducing annual excess "efficiency gas" volumes by ?1.5 Bcf After a 5-year general rate case moratorium, Supply Corp. will make a rate case filing to be effective December 1, 2011 Supply Corp.'s annual depreciation rates will decrease to 2.9% for transmission plant and 2.23% for storage plant, decreasing its annual depreciation expense by ?$5.63 million Rate allowance for post-retirement medical expenses will increase from ?$4.7 MM per year to $11 MM per year, including a 5-year amortization of ?$12.43 MM for a related regulatory asset Supply Corp. will amend its tariff provisions on discounting gas retention allowances to be consistent with FERC's current policy limiting "fuel discounts"

49

Utility Rate Case Settlements * Represents the approximate range of rate base filed for in this case. ** Black-box settlement in both states. Previous Settlements Previous Settlements Current Case New York Pennsylvania New York Approximate Rate Base $640-$650 MM $280-$290 MM* $711 MM Approximate Base Rate Revenue Increase $21 MM $14.3 MM $52 MM Effective Date 8/1/2005 1/1/2007 Late '07/Early '08 Approximate Utility Capital Structure**: Approximate Utility Capital Structure**: Long-term Debt Cost Component Short-term Debt Cost Component Equity Component Return on Equity 45.0% 6.65% 5.0% 5.0 - 6.0% 50.0% 10.0 - 11.0% 39.4% 6.57% 9.5% 5.3% 51.1% 11.65%

New York Merchant Function Charge Varies with Cost of Gas Rates Include Allowance Attributable to Uncollectible Expense Residential Non-Residential 2.742% .304% Multiplied by Gas Supply Cost Rate Utility Bad Debt Tracking

At 12/31/04 At 9/30/05 At 12/31/05* At 09/30/06 At 12/31/06 30-59 days 11.9 9 16.7 9.2 11.9 60-89 days 5.5 6.5 6.4 7.1 6.02 90-119 days 3.7 6.3 4 6.8 4.36 120 days & over 46.2 54.5 52.6 66.7 64.32 Reserve for Bad Debt 15.1 25.1 31.5 29.7 34.18 Utility Accounts Receivable - Customer $ Millions * Includes receivables purchased pursuant to implementation of the Utility's New York rate case settlement.

Energy Marketing Customers & Marketing Area Customers at FYE Customers at FYE Customers at FYE Residential Commerical/Industrial 2006 14,963 4,605 2005 14,902 4,265 2004 15,983 4,345 Only Natural Gas Service Territory Is Shown

Swaps Volume Average Hedge Price Oil 0.5 MMBBL $37.86 / BBL Gas 4.5 BCF $ 7.32 / MCF No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Oil 0.1 MMBBL $70.00 / BBL $77.00 / BBL Gas 4.1 BCF $ 7.42 / MCF $18.52 / MCF Nine Months Remaining Fiscal 2007 Exploration & Production Hedging Summary at 12/31/06 Fiscal 2008 Swaps Volume Average Hedge Price Oil 0.2 MMBBL $51.80 / BBL Gas 5.1 BCF $ 8.31 / MCF No-cost Collars Volume Lowest Floor Price Highest Ceiling Price Gas 1.4 BCF $ 8.83 / MCF $16.45 / MCF

E&P's Forecast Data for Fiscal 2007 Production: 47 - 52 BCFE Number of Wells to be Drilled: 255 - 298 Expenses/Mcfe Estimated Range DD&A $1.90 LOE $1.10 - $1.30 Other Taxes (% of Revenue) $0.10 - $0.14 Other Operating Expenses $8.5 MM - $10.5 MM General and Administrative $ 24 MM - $26 MM

Comparable GAAP Financial Measure Slides And Reconciliations

2001 2002 2003 2004 2005 2006 1Q 2007 387.9 205.8 104.8 163.2 103.3 297.4 65.1 Fiscal Year National Fuel Gas Company Consolidated Net Cash Used in Investing Activities $ Millions

P&S Utility Timber Energy Mkt. Corp. & Other E&P NI 53.5 45.2 4.4 5.3 2.5 24.3 National Fuel Gas Company Net Income from Continuing Operations* $135.2 Million 12 Months Ended December 31, 2006

Reconciliation of Segment Net Income from Continuing Operations to
Consolidated Net Income from Continuing Operations
(‘000)

	12 Mos Ended 12/31/06
Utility		$45,235

Pipeline & Storage	$51,570
Plus: Discontinuance of hedge accounting	1,900	53,470

Exploration & Production	$81,705
Plus: Impairment of O&G Prod. Prop.	(68,646)
Income Tax Adjustments	11,202	24,261

Energy Marketing		5,303

Timber		4,456

Corporate & Other		2,467

Consolidated Net Income from Continuing Operations		$135,192

Reconciliation of National Fuel Gas Expenditures for Long-lived Assets to
Consolidated Net Cash Used in Investing Activities
(‘000)

	2001	2002	2003	2004	2005	2006	1Q FY 007

Capital Expenditures	$(292,706)	$(232,368)	$(152,251)	$(172,341)	$(219,530)	$(294,159)	$(65,302)
Investment in Subsidiaries, Net of Cash	$(90,567)	$—	$(228,814)	$—	$—	$—	$—
Investment in Partnerships	$(1,830)	$(536)	$(375)	$—	$—	$—	$(1,650)

Expenditures for Long Lived Assets	$(385,103)	$(232,904)	$(381,440)	$(172,341)	$(219,530)	$(294,159)	$(66,952)

Expenditures for Long Lived Assets	$(385,103)	$(232,904)	$(381,440)	$(172,341)	$(219,530)	$(294,159)	$(66,952)
Net Proceeds from Sale of Foreign Subsidiary	$—	$—	$—	$—	$111,619	$—	$—
Net Proceeds from Sale of Timber Properties	$—	$—	$186,014	$—	$—	$—	$—
Net Proceeds from Sale of Oil and Gas Producing Properties	$2,069	$22,068	$78,531	$7,162	$1,349	$13	$2,141
Other	$(4,892)	$5,012	$12,065	$1,974	$3,238	$(3,230)	$(316)

Net Cash Used in Investing Activities	$(387,926)	$(205,824)	$(104,830)	$(163,205)	$(103,324)	$(297,376)	$(65,127)

Reconciliation of Exploration & Production Segment Capital Expenditures to
Consolidated Capital Expenditures
($000s)

	2002	2003	2004	2005	2006	2007E	1Q FY 007

Exploration & Production Capital Expenditures	$114,602	$75,837	$77,654	$121,200	$207,000	$196,300	$46,589
Other	—	—	—	1,250	—	—	—

Total Exploration & Production Capital Expenditures	$114,602	$75,837	$77,654	$122,450	$207,000	$196,300	$46,589
All Other	117,766	76,414	94,687	97,080	95,500	125,700 – 129,700	18,713

Total Corporation	$232,368	$152,251	$172,341	$219,530	$302,500	$322,000-$326,000	$65,302

Reconciliation of Utility Segment Aged Accounts Receivable to
   Consolidated Accounts Receivable – Net
($Millions)

	at 12/31/04	at 9/30/05	at 12/31/05	at 9/30/06	at 12/31/06

Utility Aged Accounts Receivable	$67.3	$76.3	$79.7	$89.7	$86.6
Utility Current/Other Accounts Receivable	$78.7	$16.4	$143.1	$11.8	$62.2
POR Program	$—	$—	$(8.0)	$—	$—

Utility Gross Accounts Receivable	$146.0	$92.7	$214.8	$101.5	$148.8
Utility Reserve for Bad Debt	$(15.1)	$(25.1)	$(31.5)	$(29.7)	$(34.2)

Utility Net Accounts Receivable	$130.9	$67.6	$183.3	$71.8	$114.6

All Other Segments Gross Accounts Receivable	$71.5	$89.3	$107.7	$74.2	$79.5
All Other Segments Reserve for Bad Debts	$(4.7)	$(1.8)	$(1.8)	$(1.7)	$(1.5)

All Other Segments Net Accounts Receivable	$66.8	$87.5	$105.9	$72.5	$78.0

Total Corporation Accounts Receivable – Net	$197.7	$155.1	$289.2	$144.3	$192.6

Reconciliation of Pipeline & Storage Operating Revenues to
   Consolidated Operating Revenues Fiscal 2006
($Millions)

Pipeline Revenues	$123.4
Storage Revenues	$66.8
Other Revenues	$24.2

Total Pipeline & Storage Revenues	$214.4
All Other Segments	$2,097.3

Total Corporation	$2,311.7